UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2014

QSGI INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

1721 Donna Road, West Palm Beach, FL 33409 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (561) 629-5713

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on form 8-K/A amends the prior current report on Form 8-K/A, filed on June 6, 2014 which disclosed Changes in Registrant’s Certifying Accountant.  We are filing this amendment on Form 8-K/A to provide additional clarifying disclosures under Item 4.01 and providing an updated letter under Item 9.01.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective May 27, 2014, the Board of Directors of QSGI, Inc. (“QSGI” or the “Registrant”) engaged D’Arelli Pruzansky, P.A. as the Independent Registered Public Accountant to audit QSGI’s financial statements for the fiscal year ended December 31, 2011 and any interim periods and contemporaneously dismissed Morison Cogen LLP.  During the two most recent fiscal years and any subsequent interim period, QSGI did not consult with D’Arelli Pruzansky, P.A. or any of its members about the application of accounting principles to any specified transaction or any other matter.  During the Registrant’s most recent fiscal years ended December 31, 2010 and 2009,  Morison Cogen LLP served as the Independent Registered Public Accountant to QSGI and reviewed QSGI’s financial statements for the first quarter ended March 31, 2011 and second quarter ended June 30, 2011.  The decision to change accountants was approved by the Board of Directors of QSGI and based on economic factors.

During the Registrant’s two most recent fiscal years ended December 31, 2010 and  any subsequent interim period preceding the dismissal of Morison Cogen LLP, there were no disagreements between the Registrant and Morison Cogen LLP concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Morison Cogen LLP’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Morison Cogen LLP’s reports dated February 15, 2012 on QSGI’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and November 4, 2011on QSGI’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 both contained an explanatory paragraph which noted conditions that raised substantial doubt about QSGI’s ability to continue as a going concern.  Other than the explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern, the reports did not contain any other adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to audit scope or accounting principles.

QSGI provided Morison Cogen LLP with a copy of the foregoing disclosures and requested from Morison Cogen LLP a letter addressed to the Commission stating whether Morison Cogen LLP agrees with the statements made by QSGI in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Morison Cogen LLP’s letter is attached as an exhibit to this report as Exhibit 16.2

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

The following documents are filed as exhibits to this Report:

Exhibit Designation	Description of Exhibit
16.2	Letter dated June 12, 2014, addressed to the Securities and Exchange Commission from Morison Cogen LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: June 12, 2014	By:	/S/ Marc Sherman
Marc Sherman
Chairman of the Board